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                                                                    EXHIBIT 99.2
(BURLINGTON RESOURCES LOGO)
                                                                    NEWS RELEASE

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TO: DAILY PAPERS, TRADE PRESS        FOR: IMMEDIATE      COMPANY CONTACTS:
    FINANCIAL AND SECURITY ANALYSTS       RELEASE        FINANCIAL: JOHN CARRARA    713-624-9548
                                                         MEDIA:     JAMES BARTLETT  713-624-9354

    BURLINGTON RESOURCES WEB SITE: www.br-inc.com                                         BR0404
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                     BURLINGTON RESOURCES ANNOUNCES CREATION
                            OF OFFICE OF THE CHAIRMAN

         HOUSTON, TEXAS, JANUARY 21, 2004 - Burlington Resources Inc. (NYSE: BR and TSX: B) today announced that Randy L. Limbacher, executive vice president and chief operating officer, and Steven J. Shapiro, executive vice president and chief financial officer, will assume expanded roles in a newly created Office of the Chairman. As announced earlier today, Limbacher and Shapiro were also elected to Burlington's board of directors, effective immediately.

         The Office of the Chairman, which will consist of Burlington chairman, president and chief executive officer Bobby S. Shackouls, Limbacher and Shapiro, will have responsibility for setting strategic direction and guiding the execution of the company's goals of achieving both volumetric growth and sector-leading financial returns. Limbacher remains responsible for all day-to-day production and exploration operations. Shapiro continues key responsibility for the company's financial activities.

         "The Office of the Chairman structure visibly aligns Burlington's strong operations and financial expertise, while recognizing the significant contribution that Randy and Steve have made to our company's success in recent years," said Shackouls. "I welcome the collaboration and leadership of my colleagues as we move Burlington toward a bright future."

         Limbacher has served as executive vice president and chief operating officer since 2002. He joined Burlington in 1985 and served in positions of increasing responsibility throughout the company's operating areas. Limbacher received a bachelor's degree in petroleum engineering from Louisiana State University in 1980.

         Shapiro has served as executive vice president and chief financial officer since 2002. He joined Burlington Resources in 2000 after serving as senior vice president, chief financial officer and director at Vastar Resources, Inc. Previously, he spent 16 years with ARCO. Shapiro earned a bachelor's degree in industrial economics from Union College in 1973, and a master's degree in business administration from Harvard University in 1977.

         Burlington Resources ranks among the world's largest independent oil and gas companies, and holds one of the industry's leading positions in North American natural gas reserves and production. Headquartered in Houston, Texas, the company conducts exploration, production and development operations in the U.S., Canada, the United Kingdom, Africa, China

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and South America. For additional information see the Burlington Resources Web site at www.br-inc.com.


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FORWARD-LOOKING STATEMENTS
This press release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the company's periodic reports filed with the Securities and Exchange Commission.
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